EXHIBIT 10.2

                                                                  EXECUTION COPY





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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)



                                       and



                          KEYBANK NATIONAL ASSOCIATION
                                    (Seller)


                   __________________________________________

                        MORTGAGE LOAN PURCHASE AGREEMENT



                             Dated as of May 1, 2007

                   __________________________________________







                  Commercial Mortgage Pass-Through Certificates
                                 Series 2007-C2







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                                TABLE OF CONTENTS

                                                                           Page
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Section 1.     Transactions on or Prior to the Closing Date..................1
Section 2.     Closing Date Actions..........................................2
Section 3.     Conveyance of Mortgage Loans..................................2
Section 4.     Depositor's Conditions to Closing.............................8
Section 5.     Seller's Conditions to Closing................................9
Section 6.     Representations and Warranties of Seller.....................10
Section 7.     Obligations of Seller........................................13
Section 8.     Crossed Loans................................................17
Section 9.     Representations and Warranties of Depositor..................17
Section 10.    Survival of Certain Representations, Warranties
               and Covenants................................................18
Section 11.    Transaction Expenses.........................................18
Section 12.    Recording Costs and Expenses.................................18
Section 13.    Notices......................................................19
Section 14.    Examination of Mortgage Files................................19
Section 15.    Successors...................................................19
Section 16.    Governing Law................................................20
Section 17.    Severability.................................................20
Section 18.    Further Assurances...........................................20
Section 19.    Counterparts.................................................20
Section 20.    Treatment as Security Agreement..............................20
Section 21.    Recordation of Agreement.....................................21
Section 22.    Notice of Exchange Act Reportable Events.....................21

Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule
Schedule III   Mortgage Loans Constituting Crossed Groups
Schedule IV    Mortgage Loans with Lost Notes
Schedule V     Exceptions to Seller's Representations and Warranties
Exhibit A      Representations and Warranties Regarding the Mortgage Loans
Exhibit B      Form of Lost Note Affidavit

                                       -i-

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, is made by and between KEYBANK NATIONAL ASSOCIATION, a national banking association, ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

         I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as
Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

         II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

                  NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

         Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty
(30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.


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         Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates, the sale of the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and the sale of the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, Four Times Square, New York, New York 10036, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

               (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that Depositor and Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under the heading "KeyBank Share" in the Closing Statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by Seller, including those expenses to be paid pursuant to Section 11 hereof).

               (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

               (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

               (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

         Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than

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any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of KeyCorp Real Estate Capital Markets, Inc. under that certain servicing rights purchase agreement, dated as of May 1, 2007, between Seller and KeyCorp Real Estate Capital Markets, Inc. The Mortgage File for each Mortgage Loan (other than the 599 Lexington Avenue Mortgage Loan) shall contain the following documents on a collective basis:

               (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2, without recourse, representation or warranty, express or implied";

               (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

               (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2";

               (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

               (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2",


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

     which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

               (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

               (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

               (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

               (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

               (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

               (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the applicable Mortgage Loan Originator (and each assignee of record prior to the Trustee) in


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     and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

               (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

               (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

               (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

               (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

               (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

               (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

               (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

               (xix) the original or copy of any property management agreement;

               (xx) without duplication with clause (xiii) above, a copy of the mortgage note evidencing the related Junior Loan, if any;

               (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

               (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File.

         The Mortgage File with respect to the 599 Lexington Avenue Mortgage Loan shall consist of the original executed promissory note for such Mortgage Loan and the other items referred to in clause (i), a copy of the executed 599 Lexington Avenue Co-Lender Agreement and copies of the mortgage file held by the 599 Lexington Avenue Master Servicer.

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         Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this
Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File; provided that Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee and the Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

         Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

         Notwithstanding the foregoing, in the event that Seller fails, as to any Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing


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

Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

         Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the Master Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller.

         Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the Master Servicer) at the direction of the Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing Files (as defined in the Pooling and Servicing Agreement).

         For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

         Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the Master Servicer).

         The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that


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

portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

         Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

         Seller shall, under generally accepted accounting principles, report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

         After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

         Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

         (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

         (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

         (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

         (ii) the Mortgage Loan Schedule;

         (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

         (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

         (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

         (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

         (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

         (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

         Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

         (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

         (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

         (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

         (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

         (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

         Section 6. Representations and Warranties of Seller. Seller represents and warrants to Depositor as of the date hereof, as follows:

         (i) Seller is duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

         (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

         (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

         (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

         (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage

    Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

         (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

         (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

         (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

         (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

         (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

         (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

         (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

         (xiii) At the Time of Sale (as defined in the Indemnification Agreement), the information set forth in any Disclosure Information (as defined in the Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "--Relevant Parties/Entities--Originators," "--The Underlying Mortgage Loans" and "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail (as defined in the Indemnification Agreement); provided that, the Seller makes no representation or warranty to the extent that any such untrue statement or omission or alleged untrue statement or omission was made as a result of an error in the manipulation of, or an error in any calculations based upon, or an error in any aggregation (other than an aggregation made in the Loan Detail by the Seller) of, the numerical, financial and/or statistical information regarding the Mortgage Loan Seller Information (as defined in the Indemnification Agreement).

         Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

         If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect", as applicable), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code); (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period; and (iv) Seller has delivered to the Rating Agencies, the Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement.

         Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of
Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g) solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

         Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

         If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on
Schedule III to this Agreement.

         Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this Section 7.

         The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the

Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

         It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

         Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of such Mortgage Loans shall remain in full force and effect, without any modification thereof.

         Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

         (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

         (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

         (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

         (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

         Section 10. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

         Section 11. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in
Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, an expense shall be paid by the party incurring such expense).

         Section 12. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

         Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at KeyBank National Association c/o KeyBank Real Estate Capital, 911 Main Street, Suite 1500, Kansas City, Missouri, 64105 Attention: Clay M. Sublett, Telecopy No.: (816) 221-8848 (with a copy to, 127 Public Square, Cleveland, Ohio 44114 Attention: Robert C. Bowes), or such other address or telecopy number as may be designated by Seller to Depositor in writing.

         Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

         Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated April 27, 2007, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

         Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

         Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 19. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

         Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

         (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

         (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

         (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

         (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

         (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

         (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

         (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

         (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

         Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

         Section 22. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) Business Day of become aware of such event giving rise to such disclosure and in any event no later than two (2)

Business Days of the Seller becoming aware of such event, and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon the filing of the Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 12.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Exchange Act.


                                     * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                             KEYBANK NATIONAL ASSOCIATION,
                                             as Seller


                                             By:        /s/ Clay Sublett
                                                  ------------------------------
                                                  Name:  Clay Sublett
                                                  Title: Authorized Official


                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.,
                                             as Depositor


                                             By:        /s/  Jeffrey Altabef
                                                  ------------------------------
                                                  Name:   Jeffrey Altabef
                                                  Title:  Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of May 1, 2007, between KeyBank National Association and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

          "Borrower" means the borrower under a Mortgage Loan.

          "Breach" shall have the meaning given such term in Section 7 of this Agreement.

          "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated April 27, 2007, among, Column Financial, Inc. (solely with respect to its obligations under Section 11 thereof), Depositor and the Initial Purchaser.

          "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2.

          "Closing" shall have the meaning given that term in Section 2 of this Agreement.

          "Closing Date" means May 9, 2007.

          "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "Crossed Group" shall have the meaning given such term in Section 7 of this Agreement.

          "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in May 2007.

          "Defect" shall have the meaning given such term in Section 7 of this Agreement.

                                    SCH. I-1

          "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

          "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

          "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

          "Initial Resolution Period" shall have the meaning given such term in
Section 7 of this Agreement.

          "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

          "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

          "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

          "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

          "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

          "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

          "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

          "Offering Circular" means the confidential offering circular dated April 27, 2007, describing certain classes of the Private Certificates.

          "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of May 1, 2007, among Depositor, the

                                    SCH. II-2

Master Servicer, the Special Servicer and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

          "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

          "Prospectus" means the Prospectus dated April 10, 2007, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

          "Prospectus Supplement" means the Prospectus Supplement, dated April 27, 2007, relating to the Publicly Offered Certificates.

          "Publicly Offered Certificates" means the Class A-1, Class A-2, A-AB, Class A-3, Class A-4, Class A-1-A, Class A-M, Class A-MFL and Class A-J Certificates.

          "Seller" shall have the meaning given such term in the first sentence of this Agreement.

          "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

          "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

          "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

          "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

          "Underwriting Agreement" means the Underwriting Agreement, dated April 27, 2007, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.


                                    SCH. II-3

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE




CSMC 2007-C1
Exhibit B-1A
May 8, 2007









 Loan Number                   Property Name                              Street Address
-----------------------------------------------------------------------------------------------------------------------------------
      2              599 Lexington Avenue                                 599 Lexington Avenue
-----------------------------------------------------------------------------------------------------------------------------------
      15             SouthPointe Pavilions                                2910 Pine Lake Road
-----------------------------------------------------------------------------------------------------------------------------------
      18             8320, 8400 Ward Parkway and One Petticoat Lane       Various
-----------------------------------------------------------------------------------------------------------------------------------
      21             University Commons                                   1441-1469 University Drive
-----------------------------------------------------------------------------------------------------------------------------------
      24             8330 Ward Parkway and Building B                     Various
-----------------------------------------------------------------------------------------------------------------------------------
      30             Cordata Medical Building                             4545 Cordata Parkway
-----------------------------------------------------------------------------------------------------------------------------------
      33             The Shoppes at St. Clair Square                      6500 - 6530 North Illinois Street
-----------------------------------------------------------------------------------------------------------------------------------
      46             Duke University Medical Complex                      4321 Medical Park Drive
-----------------------------------------------------------------------------------------------------------------------------------
      47             Skihawk Building                                     175 Tower Road
-----------------------------------------------------------------------------------------------------------------------------------
      53             Quail Lakes                                          4707-4755 Quail Lakes Drive and 2593 & 2659 March Lane
-----------------------------------------------------------------------------------------------------------------------------------
      63             Columbia Medical Complex                             71 Prospect Avenue
-----------------------------------------------------------------------------------------------------------------------------------
      78             Draper Anchored Retail                               268 and 272 East 12300 South
-----------------------------------------------------------------------------------------------------------------------------------
     101             Physicians Plaza of Cool Springs                     740 Cool Springs Boulevard
-----------------------------------------------------------------------------------------------------------------------------------
     120             West Hills                                           735 Southwest 158th Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     123             New York Avenue Office Building                      201 North New York Avenue
-----------------------------------------------------------------------------------------------------------------------------------
     130             Pear Tree Village                                    3705 Hermitage Road
-----------------------------------------------------------------------------------------------------------------------------------
     131             Hamilton Bay Apartments                              165-185 Quincy Shore Drive
-----------------------------------------------------------------------------------------------------------------------------------
     132             Porterwood Apartments                                24270 FM 1314 Road
-----------------------------------------------------------------------------------------------------------------------------------
     137             Colony Apartments                                    300 Champions Drive
-----------------------------------------------------------------------------------------------------------------------------------
     141             Stone Hollow Apartments                              2400 Stone Hollow Drive
     146             Gardens Medical Plaza Portfolio                      Various
-----------------------------------------------------------------------------------------------------------------------------------
     152             White Birch Plaza                                    1810 SW White Birch Circle
-----------------------------------------------------------------------------------------------------------------------------------
     156             HRubin Orlando Warehouse                             2251 Mercy Drive
-----------------------------------------------------------------------------------------------------------------------------------
     157             Tartan Square                                        2940 FM 407
-----------------------------------------------------------------------------------------------------------------------------------
     159             Northglenn Greens                                    10190 Bannock Street
-----------------------------------------------------------------------------------------------------------------------------------
     171             HRubin Lee Warehouse                                 7899 Drew Circle
-----------------------------------------------------------------------------------------------------------------------------------
     176             Sterling Climate Controlled Storage                  2121 Bert Kouns Industrial Parkway
-----------------------------------------------------------------------------------------------------------------------------------
     178             HRubin Jupiter Warehouse                             1830 Park Lane South
-----------------------------------------------------------------------------------------------------------------------------------

[Table Continued 1]


 Loan Number                   Property Name                                   City                     State           Zip Code
-----------------------------------------------------------------------------------------------------------------------------------
      2              599 Lexington Avenue                                     New York                    NY              10022
-----------------------------------------------------------------------------------------------------------------------------------
      15             SouthPointe Pavilions                                    Lincoln                     NE              68516
-----------------------------------------------------------------------------------------------------------------------------------
      18             8320, 8400 Ward Parkway and One Petticoat Lane           Kansas City                 MO              Various
-----------------------------------------------------------------------------------------------------------------------------------
      21             University Commons                                       Burlington                  NC              27215
-----------------------------------------------------------------------------------------------------------------------------------
      24             8330 Ward Parkway and Building B                         Kansas City                 MO              Various
-----------------------------------------------------------------------------------------------------------------------------------
      30             Cordata Medical Building                                 Bellingham                  WA              98226
-----------------------------------------------------------------------------------------------------------------------------------
      33             The Shoppes at St. Clair Square                          Fairview Heights            IL              62208
-----------------------------------------------------------------------------------------------------------------------------------
      46             Duke University Medical Complex                          Durham                      NC              27704
-----------------------------------------------------------------------------------------------------------------------------------
      47             Skihawk Building                                         Vallejo                     CA              94503
-----------------------------------------------------------------------------------------------------------------------------------
      53             Quail Lakes                                              Stockton                    CA              95207
-----------------------------------------------------------------------------------------------------------------------------------
      63             Columbia Medical Complex                                 Hudson                      NY              12534
-----------------------------------------------------------------------------------------------------------------------------------
      78             Draper Anchored Retail                                   Draper                      UT              84020
-----------------------------------------------------------------------------------------------------------------------------------
     101             Physicians Plaza of Cool Springs                         Franklin                    TN              37067
-----------------------------------------------------------------------------------------------------------------------------------
     120             West Hills                                               Beaverton                   OR              97006
-----------------------------------------------------------------------------------------------------------------------------------
     123             New York Avenue Office Building                          Winter Park                 FL              32789
-----------------------------------------------------------------------------------------------------------------------------------
     130             Pear Tree Village                                        Columbia                    MO              65201
-----------------------------------------------------------------------------------------------------------------------------------
     131             Hamilton Bay Apartments                                  Quincy                      MA              2171
-----------------------------------------------------------------------------------------------------------------------------------
     132             Porterwood Apartments                                    Porter                      TX              77365
-----------------------------------------------------------------------------------------------------------------------------------
     137             Colony Apartments                                        Lufkin                      TX              75901
-----------------------------------------------------------------------------------------------------------------------------------
     141             Stone Hollow Apartments                                  Brenham                     TX              77833
     146             Gardens Medical Plaza Portfolio                          Palm Beach Gardens          FL              33410
-----------------------------------------------------------------------------------------------------------------------------------
     152             White Birch Plaza                                        Ankeny                      IA              50023
-----------------------------------------------------------------------------------------------------------------------------------
     156             HRubin Orlando Warehouse                                 Orlando                     FL              32808
-----------------------------------------------------------------------------------------------------------------------------------
     157             Tartan Square                                            Highland Village            TX              75077
-----------------------------------------------------------------------------------------------------------------------------------
     159             Northglenn Greens                                        Northglenn                  CO              80260
-----------------------------------------------------------------------------------------------------------------------------------
     171             HRubin Lee Warehouse                                     Fort Myers                  FL              33967
-----------------------------------------------------------------------------------------------------------------------------------
     176             Sterling Climate Controlled Storage                      Shreveport                  LA              71118
-----------------------------------------------------------------------------------------------------------------------------------
     178             HRubin Jupiter Warehouse                                 Jupiter                     FL              33458
-----------------------------------------------------------------------------------------------------------------------------------


[Table Continued 2]

                                                                                           Net Mortgage
                                                                                             Rate
                                                                    Mortgage Rate in        in Effect            Original
                                                                      Effect at              at the              Principal
 Loan Number              Property Name                             the Cut-off Date       Cut-off Date          Balance
---------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                                   5.493000%              5.472320%        $150,000,000 (2)
---------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                                  5.710000%              5.659320%         $42,000,000
---------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane         5.740000%              5.689320%         $39,000,000
---------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                     6.360000%              6.309320%         $33,400,000
---------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                       5.740000%              5.689320%         $28,000,000
---------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                               5.640000%              5.589320%         $24,000,000
---------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                        5.670000%              5.619320%         $22,500,000
---------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                        5.900000%              5.849320%         $14,500,000
---------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                       5.650000%              5.599320%         $14,500,000
---------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                            6.170000%              6.069320%         $12,925,000
---------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                               6.140000%              6.089320%         $11,511,000
---------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                                 5.750000%              5.699320%          $9,345,000
---------------------------------------------------------------------------------------------------------------------------------
     101        Physicians Plaza of Cool Springs                       5.850000%              5.749320%          $7,000,000
---------------------------------------------------------------------------------------------------------------------------------
     120        West Hills                                             5.860000%              5.809320%          $5,500,000
---------------------------------------------------------------------------------------------------------------------------------
     123        New York Avenue Office Building                        5.530000%              5.479320%          $5,278,000
---------------------------------------------------------------------------------------------------------------------------------
     130        Pear Tree Village                                      5.800000%              5.699320%          $4,842,000
---------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                                5.570000%              5.519320%          $4,750,000
---------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                  6.110000%              6.059320%          $4,600,000
---------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                      6.110000%              6.059320%          $4,200,000
---------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                                6.110000%              6.059320%          $3,900,000
---------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                        5.870000%              5.819320%          $3,600,000
---------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                      5.860000%              5.809320%          $3,400,000
---------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                               5.730000%              5.679320%          $3,290,000
---------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                          5.980000%              5.929320%          $3,250,000
---------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                      5.570000%              5.519320%          $3,120,000
---------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                   5.780000%              5.729320%          $2,517,000
---------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                    5.940000%              5.889320%          $2,200,000
---------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                               5.680000%              5.629320%          $1,950,000
---------------------------------------------------------------------------------------------------------------------------------


[Table Continued 3]

                                                                                         Remaining
                                                                   Cut-Off Date           Term
                                                                    Principal           to Stated     Maturity
 Loan Number              Property Name                              Balance             Maturity        Date          ARD Date
--------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                               $150,000,000 (2)        118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                               $42,000,000            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane      $39,000,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                  $32,933,112            290           7/1/2031           N/A
--------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                    $28,000,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                            $23,974,415            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                     $22,476,150            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                     $14,500,000            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                    $14,437,848            116           1/1/2037      1/1/2017
--------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                         $12,925,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                            $11,511,000            82            3/1/2014           N/A
--------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                               $9,335,243            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     101        Physicians Plaza of Cool Springs                     $7,000,000            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     120        West Hills                                           $5,494,376            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------
     123        New York Avenue Office Building                      $5,278,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     130        Pear Tree Village                                    $4,832,745            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                              $4,750,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                $4,600,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                    $4,200,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                              $3,900,000            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                      $3,600,000            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                    $3,400,000            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                             $3,290,000            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                        $3,244,031            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                    $3,113,729            118           3/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                 $2,517,000            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                  $2,200,000            119           4/1/2017           N/A
--------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                             $1,950,000            119           4/1/2037      4/1/2017
--------------------------------------------------------------------------------------------------------------------------------


[Table Continued 4]


                                                                          Original          Remaining              Monthly
 Loan Number              Property Name                                  Amortization      Amortization            Payment
---------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                                    Interest Only       Interest Only        $3,480,807(2)
---------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                                   Interest Only       Interest Only          $202,626
---------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane               360                 360               $227,346
---------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                           300                 290               $222,606
---------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                             360                 360               $163,223
---------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                                     360                 359               $138,385
---------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                              360                 359               $130,163
---------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                              360                 360                $86,005
---------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                             360                 356                $83,699
---------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                             Interest Only       Interest Only           $67,379
---------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                                     360                 360                $70,054
---------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                                       360                 359                $54,535
---------------------------------------------------------------------------------------------------------------------------------
     101        Physicians Plaza of Cool Springs                             360                 360                $41,296
---------------------------------------------------------------------------------------------------------------------------------
     120        West Hills                                                   360                 359                $32,482
---------------------------------------------------------------------------------------------------------------------------------
     123        New York Avenue Office Building                              360                 360                $30,067
---------------------------------------------------------------------------------------------------------------------------------
     130        Pear Tree Village                                            360                 358                $28,411
---------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                                      360                 360                $27,179
---------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                        360                 360                $27,905
---------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                            360                 360                $25,479
---------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                                      360                 360                $23,659
---------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                              360                 360                $21,284
---------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                            360                 360                $20,080
---------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                                     360                 360                $19,158
---------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                                360                 358                $19,444
---------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                            360                 358                $17,852
---------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                         360                 360                $14,737
---------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                          360                 360                $13,105
---------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                                     360                 360                $11,293
---------------------------------------------------------------------------------------------------------------------------------


[Table Continued 5]


                                                                    Units/Pads/                       Master        Primary
                                                                    Rooms/Square       Interest      Servicing     Servicing
 Loan Number              Property Name                              Footage          Calculation      Fee            Fee
-------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                               (1,019,461)        Actual/360        0.0100%       0.0000%
-------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                                   199,692        Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane          339,957        Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                      233,436            30/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                        240,535        Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                                98,886         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                         84,383             30/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                         79,202         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                        254,002        Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                             140,201        Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                                65,965         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                                  57,203         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     101        Physicians Plaza of Cool Springs                        34,843         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     120        West Hills                                              48,175         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     123        New York Avenue Office Building                         24,278         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     130        Pear Tree Village                                         68           Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                                   48           Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                     136          Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                         128          Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                                   112          Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                         47,863         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                       26,838         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                                49,982         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                           16,956         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                       47,677         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                    25,199         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                     30,775         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                                23,017         Actual/360       0.0200%       0.0300%
-------------------------------------------------------------------------------------------------------------------------------


[Table Continued 6]


                                                                              ARD Loan    Defeasance     Defeasance String of
 Loan Number              Property Name                            Due Date    (Yes/No)    (Yes/No)      Text if Applicable
----------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                                 1         No          Yes          Lock/26_Def/87_0.0%/7
----------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                                1        Yes          Yes          Lock/25_Def/88_0.0%/7
----------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane       1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                   1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                     1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                             1        Yes          Yes          Lock/25_Def/91_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                      1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                      1         No          Yes          Lock/25_Def/91_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                     1        Yes          Yes          Lock/28_Def/88_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                          1         No          Yes          Lock/26_Def/90_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                             1         No          Yes          Lock/26_Def/54_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                               1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     101        Physicians Plaza of Cool Springs                     1         No          Yes          Lock/25_Def/91_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
     120        West Hills                                           1        Yes           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     123        New York Avenue Office Building                      1         No          Yes          Lock/26_Def/90_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
     130        Pear Tree Village                                    1         No          Yes          Lock/26_Def/90_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                              1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                    1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                              1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                      1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                    1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                             1        Yes           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                        1         No          Yes          Lock/26_Def/90_0.0%/4
----------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                    1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                 1        Yes           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                  1         No           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                             1        Yes           No                   N/A
----------------------------------------------------------------------------------------------------------------------------------


[Table Continued 7]

                                                                                                    Ownership
                                                                   Earthquake       Environmental    Interest        Letter of
                                                                   Insurance          Insurance     Secured by a     Credit
 Loan Number              Property Name                           (Yes/No/N/A)        (Yes/N/A)     Ground Lease     Amount($)
--------------------------------------------------------------------------------------------------------------------------------
      2         599 Lexington Avenue                                   Yes               N/A              No              $0

--------------------------------------------------------------------------------------------------------------------------------
      15        SouthPointe Pavilions                                  Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      18        8320, 8400 Ward Parkway and One Petticoat Lane         Yes               N/A            Various           $0
--------------------------------------------------------------------------------------------------------------------------------
      21        University Commons                                     N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      24        8330 Ward Parkway and Building B                       Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      30        Cordata Medical Building                               N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      33        The Shoppes at St. Clair Square                        Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      46        Duke University Medical Complex                        N/A               N/A              No        $130,000


--------------------------------------------------------------------------------------------------------------------------------
      47        Skihawk Building                                       N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      53        Quail Lakes                                            N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      63        Columbia Medical Complex                               N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
      78        Draper Anchored Retail                                 N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     131        Hamilton Bay Apartments                                Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     132        Porterwood Apartments                                  Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     137        Colony Apartments                                      Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     141        Stone Hollow Apartments                                Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     146        Gardens Medical Plaza Portfolio                        N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     152        White Birch Plaza                                      Yes               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     156        HRubin Orlando Warehouse                               N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     157        Tartan Square                                          N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     159        Northglenn Greens                                      N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     171        HRubin Lee Warehouse                                   N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     176        Sterling Climate Controlled Storage                    N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------
     178        HRubin Jupiter Warehouse                               N/A               N/A              No              $0
--------------------------------------------------------------------------------------------------------------------------------


[Table Continued 8]


                                                          Letter of      Mortgage    Servicing
                                                          Credit         Loan        Loan         Loan Seller
 Loan Number            Property Name                     Description    Group       Group (1)
-------------------------------------------------------------------------------------------------------------------------------
      2       599 Lexington Avenue                             N/A           1         A          Column Financial, Inc./
                                                                                                  KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      15      SouthPointe Pavilions                            N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      18      8320, 8400 Ward Parkway and One
              Petticoat Lane                                   N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      21      University Commons                               N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      24      8330 Ward Parkway and Building B                 N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      30      Cordata Medical Building                         N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      33      The Shoppes at St. Clair Square                  N/A           1         A          KeyBank National Association
-------------------------------------------------------------------------------------------------------------------------------
      46      Duke University Medical Complex               Tenant            1         A         KeyBank National Association
                                                         Improvement/
                                                           Leasing
                                                         Commissions
                                                          Escrow and
                                                           Security
--------------------------------------------------------------------------------------------------------------------------------
      47      Skihawk Building                                 N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
      53      Quail Lakes                                      N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
      63      Columbia Medical Complex                         N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
      78      Draper Anchored Retail                           N/A           2         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     131      Hamilton Bay Apartments                          N/A           2         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     132      Porterwood Apartments                            N/A           2         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     137      Colony Apartments                                N/A           2         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     141      Stone Hollow Apartments                          N/A           2         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     146      Gardens Medical Plaza Portfolio                  N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     152      White Birch Plaza                                N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     156      HRubin Orlando Warehouse                         N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     157      Tartan Square                                    N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     159      Northglenn Greens                                N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     171      HRubin Lee Warehouse                             N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     176      Sterling Climate Controlled Storage              N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------
     178      HRubin Jupiter Warehouse                         N/A           1         A          KeyBank National Association
--------------------------------------------------------------------------------------------------------------------------------

(1)      All loans in Servicing Group A are master Serviced by KeyBank and all loans in Servicing
         Group B are master serviced by Wachovia.

(2)      The mortgage whole loan value is $750 million, co-originated by Column Financial ($150 million), KeyBank ($150 million) and JP Morgan ($450 million). Column Financial and KeyBank each will be contributing their 20% interest in the 599 Lexington Loan into the trust
         (total contribution in 2007-C2 will be 40%). It is anticipated that JP Morgan will contribute their 60% interest into two separate securitizations. Control rights will rest with the Directing Certificateholder with the majority interest in the 599 Lexington Whole
         Loan. LTV and DSCR calculations are based on the whole loan amount of $750 million.




                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE


                                    SCH. II-1

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING CROSSED GROUPS


                                      None






                                   SCH. III-1

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES


                                      None





                                    SCH. IV-1

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES


          Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:


Exception to Representation (iv):
---------------------------------

Correspondent fees are payable with respect to the following loans:

                       Loan No. 10031097/Quail Lakes
                       Loan No. 10032754/Physicians Plaza of Cool Springs Loan No. 10033092/Pear Tree Village

Exception to Representation (xiii):
-----------------------------------

         With respect to Loan No. 10034614/599 Lexington Mortgage Loan, the related Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The corresponding two pari passu companion loans are not included in the sale by the Seller to the Depositor. The related Mortgage also secures the corresponding two pari passu companion loans.

Exception to Representation (xviii):
------------------------------------

         With respect to Loan No. 10034614/599 Lexington Mortgage Loan, the related Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The corresponding two pari passu companion loans are not included in the sale by the Seller to the Depositor. The related Mortgage also secures the corresponding two pari passu companion loans.

         With respect to Loan No. 10030837/Columbia Medical Complex the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Exception to Representation (xxiii):
------------------------------------

         The insurer that issued the fire and extended perils insurance policy for the following Mortgage Loans has a rating of B++:VIII by Best's Key Rating
Guide:


                                    EXH. A-1

                       Loan No. 10033443/Ft. Myers Warehouse
                       Loan No. 10033449/Orlando Warehouse
                       Loan No. 10033451/Jupiter Warehouse

         Notwithstanding the foregoing, effective May 1, 2007, the respective Mortgaged Properties are to be insured by a company with a rating of A:V or better by Best's Key Rating Guide.

          The insurer that issued the fire and extended perils insurance policy for Loan No. 10033855/SouthPointe Pavilions has a rating of A+ by A.M. Best and AA- by Standard & Poor's Ratings Services.

Exception to Representation (xxviii):
-------------------------------------

         With respect to Loan No. 10033375/Cordata Medical Building, the controlling equity interest holder of the sole member of Mortgagor, Koniag, Inc. ("Koniag") is a corporation that qualifies as a "Regional Corporation" under 43 U.S.C. ss. 1601 et seq. (also known as the "Alaska Native Claims Settlement Act"). So long as Koniag continues to qualify as a Regional Corporation, transfers of Koniag's stock may occur to the extent permitted by 43 U.S.C.A. ss. 1606(h) without limitation as to the percentage of such shares that may be so transferred. Additionally, Koniag may transfer all of its membership interests in the Mortgagor to a "settlement trust" within the meaning of the Alaska Native Claims Settlement Act provided certain conditions are satisfied, including the condition that the parties owning the common stock of Koniag shall be identical to the parties owning all of the legal or beneficial interests of such settlement trust.

         With respect to Loan No. 10034072/ Shoppes at St. Clair Square, certain indirect transfers are permitted without lender's consent: (A) the trading or issuance of shares or other securities of CBL & Associates Properties, Inc. ("REIT"), a Delaware corporation in the public or private markets or (B) the transfer, sale or issuance of operating partnership units or other securities of CBL & Associates Limited Partnership, a Delaware limited partnership ("UpREIT") in the public or private markets, or (C) the issuance, transfer or sale of shares of the REIT or of operating partnership units of UpREIT in connection with the merger, reorganization or consolidation of the REIT or UpREIT. In no event shall any Permitted Transfer result in Borrower having more than one direct owner and member.

Exception to Representation (xxxi):

The following exceptions apply with respect to Loan No. 10030837/Columbia Medical Complex:

         (A) The use of the related Mortgaged Property is limited to standard medical office building uses.


                                    EXH. A-2

         (E) Consent of lessor is not required for transfer to Lender upon foreclosure or deed in lieu thereof. Lessor consent is required for any subsequent transfer, however, lessor's consent may not be unreasonably withheld.

         (I) Subletting of the related Mortgaged Property is limited to standard medical office building uses.

The following exceptions apply with respect to Loan No. 10033794/8320 Ward
Parkway:

         (B) Although the ground lease provides that it may not be cancelled, surrendered, modified or amended without the prior written consent of the lender, it does not expressly provide that any cancellation, surrender, modification or amendment without the lender's consent is not binding upon the lender.

         (C) The term of the ground lease expires May 31, 2035, which is approximately 18 years beyond the stated maturity of the related Mortgage Loan.

                  (I) The ground lease does not contain a specific quiet enjoyment provision.

                  (J) In general the ground lease provides that the insurance proceeds or condemnation award will be applied to the repair or restoration of the Mortgaged Property, however, the ground lease does not specify which party will control the proceeds. The ground lease also requires that a portion of the insurance proceeds must be used to remove the destroyed improvements and restore the area to its natural grade. Additionally, if the damage occurs after December 31, 2030 and ground lessee elects not to repair, the ground lessor is entitled to receive the then-discounted present value of the residual value of the improvements upon termination of the ground lease and ground lessee is entitled to the balance of the insurance proceeds. There is a similar provision regarding condemnation proceeds.

                  (K) In general the ground lease provides that the insurance proceeds or condemnation award will be applied to the repair or restoration of the Mortgaged Property, however, the ground lease does not specify which party will control the proceeds. The ground lease also requires that a portion of the insurance proceeds must be used to remove the destroyed improvements and restore the area to its natural grade. Additionally, if the damage occurs after December 31, 2030 and ground lessee elects not to repair, the ground lessor is entitled to receive the then-discounted present value of the residual value of the improvements upon termination of the ground lease and ground lessee is entitled to the balance of the insurance proceeds. There is a similar provision regarding condemnation proceeds.

                  (L) If the ground lease terminates, ground lessor shall, upon the request of the lender within thirty days of such termination, enter into a new lease with the lender, provided that simultaneously with giving notice of its request for a new lease, lender delivers (a) a written instrument unconditionally guaranteeing the curing of all defaults (other than defaults which are not susceptible of being cured by the lender) and (b) if


                                    EXH. A-3
        lender is other than an "Institution" (which is defined as a life insurance company, savings and loan association, real estate investment trust, bank, trust company or other institutional lender having a net worth in excess of $10 Billion) the guaranty shall be accompanied by security reasonably satisfactory to the ground lessor. Thus, although the ground lease provides the lender with the right to obtain a new lease upon termination, the posting of some security may be necessary to obtain such new lease. Further, there is no provision in the ground lease regarding the right of lender to obtain a new ground lease if the ground lease is rejected in bankruptcy.

Exception to Representation (xxxiii):
-------------------------------------

        With respect to Loan No. 10034614/599 Lexington Mortgage Loan, the related Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The related Mortgage also secures the corresponding two pari passu companion loans (which are not included in the sale by Seller to the Depositor) and the related Mortgage Loan documents are cross-defaulted with such corresponding pari passu companion loans.

With respect to Loan No. 10030837/Columbia Medical Complex the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Exception to Representation (xxxvi):
------------------------------------

         With respect to Loan No. 10030837/Columbia Medical Complex the related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Exception to Representation (xxxviii):
--------------------------------------

With respect to Loan Nos. 10033776/Building B and 10033794/8320 Ward Parkway, the related Borrowers may obtain unsecured loans from their members which must be subordinate to the related Mortgage Loans and payable out of net cash flow from the related Mortgaged Properties after payment of all debt service and escrow obligations.

         With respect to Loan No. 10033530/Tartan Square, future mezzanine debt is permitted provided certain conditions are satisfied, including, among others, prior consent of the mortgagee, satisfaction of specified debt service coverage and loan to value ratios, execution of an intercreditor and subordination agreement, and rating agency confirmation.

                                    EXH. A-4

With respect to Loan No. 10034072/ Shoppes at St. Clair Square, Borrower may incur unsecured intercompany debt from Affiliates of Borrower (an "Affiliate Lender") utilized by Borrower (x) to ensure compliance by the Property with legal requirements, (y) for payment of capital improvement, tenant improvement and leasing commission costs with respect to the Property and/or (z) for payment of costs of purchasing or leasing equipment to be used exclusively for the benefit of the Property, which unsecured intercompany debt shall be on terms acceptable to Lender (but, in any case, such intercompany debt shall never exceed at any one time ten percent (10%) of the Outstanding Principal Balance in the aggregate and must be subject to a subordination agreement in form and substance reasonably acceptable to Lender) and Lender shall have received a new substantive non-consolidation opinion or an updated Insolvency Opinion with respect to such Affiliate Lender and Borrower.

Exception to Representation (liv):
----------------------------------

With respect to Loan No. 10033855/SouthPointe Pavilions, the related Borrower is permitted to deliver securities issued by quasi-governmental agencies rated at least AAA by the rating agencies for up to 25% of the defeasance collateral.

Exception to Representation (lv)(A):
------------------------------------

With respect to Loan No. 10034072/ Shoppes at St. Clair Square, the related Borrower shall be liable to the Seller for any losses incurred by the Seller due to the intentional misapplication or misappropriation of rents, insurance proceeds or condemnation awards.

Exception to Representation (lvi):
----------------------------------

         The following Mortgage Loans have an interest only period prior to the commencement of amortizing monthly payments:

                           Loan No. 10033443/Ft. Myers Warehouse (5 years) Loan No. 10033449/Orlando Warehouse (5 years)
                  Loan No. 10033451/Jupiter Warehouse (5 years)
                  Loan No. 10033855/SouthPointe Pavilions (10 years)

The Mortgage Rates of each of the following Mortgage Loans shall increase by the greater of (i) the initial Mortgage Rate plus two percentage points or (ii) the treasury rate plus two percentage points:

                           Loan No. 10033443/Ft. Myers Warehouse
                           Loan No. 10033449/Orlando Warehouse
                  Loan No. 10033451/Jupiter Warehouse
                  Loan No. 10033314/Skihawk Building
                  Loan No. 10033375/Cordata Medical Building
                  Loan No. 10032298/West Hills Development Headquarters

                  Loan No. 10033855/SouthPointe Pavilions


                                    EXH. A-5

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

         For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

         The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date herein below specified or, if no such date is specified, as of the date of this Agreement:

         (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

         (ii) Each Mortgage Loan was either:

              (1) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

              (2) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                  (a) such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                                    EXH. A-1

                  (b) the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                  (c) the Mortgage Loan was originated by the Non-Qualified
              Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                  (d) the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                         i. such closing documents reflect the Qualified
                  Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                         ii. such closing documents reflect the Non-Qualified
                  Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                         iii. such closing documents reflect the Non-Qualified
                  Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

                         (iii) The Seller has full right and authority to sell,
                  assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

                         (iv) The Seller is transferring such Mortgage Loan free
                  and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or


                                    EXH. A-2
                  servicing rights purchase agreements being executed and delivered in connection herewith;

                         (v) To Seller's knowledge, based on the related
                  borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

                         (vi) Each related Note, Mortgage, assignment of leases
                  (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                         (vii) The Mortgage File contains an Assignment of
                  Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to Permitted Encumbrances (as defined below) and to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

                         (viii) Each related assignment of Mortgage from the
                  Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the


                                    EXH. A-3
                  legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                         (ix) Since origination (a) except as set forth in the
                  related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since April 23, 2007, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

                         (x) Each related Mortgage is a valid and enforceable
                  first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;

                                    EXH. A-4

                         (xi) The Seller has not taken any action that would
                  cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

                         (xii) The Seller has no knowledge that the material
                  representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

                         (xiii) The lien of each related Mortgage is a first
                  priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy, specimen policy or title commitment in any case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan and (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (a), (b), (c), (d), (e) and (f) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to


                                    EXH. A-5
                  take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

                         (xiv) The proceeds of such Mortgage Loan have been
                  fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

                         (xv) Except as set forth in a property inspection
                  report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

                         (xvi) The Seller has inspected or caused to be
                  inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

                         (xvii) No Mortgage Loan has a shared appreciation
                  feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

                         (xviii) Each Mortgage Loan is a whole loan and neither
                  the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

                         (xix) The Mortgage Rate (exclusive of any default
                  interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged


                                    EXH. A-6

                  Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

                         (xx) Neither the Seller nor to the Seller's knowledge,
                  any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

                         (xxi) All taxes and governmental assessments that
                  became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

                         (xxii) All escrow deposits and payments required
                  pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

                         (xxiii) Each related Mortgaged Property is insured by a
                  fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such


                                    EXH. A-7

                  Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

                         (xxiv) There is no monetary default, breach, violation
                  or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

                         (xxv) No Mortgage Loan has been more than 30 days
                  delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

                         (xxvi) (a) Each related Mortgage contains provisions so
                  as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

                         (xxvii) At origination, each borrower represented and
                  warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind


                                    EXH. A-8
                  and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true:
                  (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower;
                  (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,500,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such lender's environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the

                                    EXH. A-9
                  balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

                         (xxviii) (1) Each Mortgage Loan contains provisions for
                  the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

                         (xxix) All improvements included in the related
                  appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

                         (xxx) The information pertaining to the Mortgage Loans
                  which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

                         (xxxi) With respect to any Mortgage Loan where all or
                  any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                              (1) The ground lease or a memorandum regarding
                         such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged


                                   EXH. A-10

                         Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                              (2) The lessor under such ground lease has agreed
                         in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                              (3) The ground lease has an original term (or an
                         original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

                              (4) Based on the title insurance policy (or
                         binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                              (5) Under the terms of the ground lease, the
                         ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

                              (6) The ground lease is in full force and effect,
                         the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to the Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                              (7) The ground lease or ancillary agreement, which
                         is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                              (8) The lender is permitted a reasonable
                         opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related


                                   EXH. A-11

                         Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                              (9) The ground lease does not impose any
                         restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                              (10) Under the terms of the ground lease and the
                         related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                              (11) Under the terms of the ground lease and the
                         related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

                              (12) Provided that the lender cures any defaults
                         which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

                         (xxxii) With respect to any Mortgage Loan where all or
                  a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged
                  Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest,
                  (c) upon the occurrence of a default under the terms


                                   EXH. A-12
                  of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

                         (xxxiii) With respect to Mortgage Loans that are
                  cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

                         (xxxiv) Neither Seller nor any affiliate thereof has
                  any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

                         (xxxv) (1) The Mortgage Loan is directly secured by a
                  Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

                         (xxxvi) There are no subordinate mortgages encumbering
                  the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

                         (xxxvii) The Mortgage Loan Documents executed in
                  connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in


                                   EXH. A-13
                  any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding single-purpose entity status;

                         (xxxviii) Each Mortgage Loan prohibits the related
                  borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loan or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

                         (xxxix) Each borrower covenants in the Mortgage Loan
                  documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

                         (xl) Each Mortgaged Property (a) is located on or
                  adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and
                  (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in
                  (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

                         (xli) Based solely on a flood zone certification or a
                  survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

                         (xlii) With respect to each Mortgage which is a deed of
                  trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in


                                   EXH. A-14
                  connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

                         (xliii) Except as disclosed in the Exception Report to
                  this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

                         (xliv) No advance of funds has been made by the Seller
                  to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

                         (xlv) To the extent required under applicable law, as
                  of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

                         (xlvi) All collateral for the Mortgage Loans is being
                  transferred as part of the Mortgage Loans; (xlvii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg.
                  Section 1.860G-2(b)(2);

                         (xlviii) Any insurance proceeds in respect of a
                  casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to


                                   EXH. A-15
                  hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                         (xlix) (l) Each Form UCC-1 financing statement, if any,
                  filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

                         (l) To the Seller's knowledge, (a) each commercial
                  lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

                         (li) Based upon an opinion of counsel and/or other due
                  diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

                         (lii) Each Mortgage Loan constitutes a "qualified
                  mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

                         (liii) With respect to any Mortgage Loan that pursuant
                  to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public

                                   EXH. A-16
                  accountant's certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel,
                  (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

                         (liv) The Mortgage Loan Documents for each Mortgage
                  Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

                         (lv) If such Mortgage Loan is an ARD Loan, it commenced
                  amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

                         (lvi) Except as disclosed in the Prospectus Supplement,
                  no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial,


                                   EXH. A-17

                  Inc., and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of May 1, 2007, between the Depositor and Column Financial, Inc. and between the Depositor and KeyBank National Association, respectively, as the Cut-Off Date;

                         (lvii) Except for the Mortgage Loans with an initial
                  principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

                         (lviii) Each Mortgage Loan bears interest at a rate
                  that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.


                                   EXH. A-18

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )



                  ________________________, being duly sworn, deposes and says:

                  1. that he is an authorized signatory of KeyBank National Association ("KeyBank");

                  2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

                  3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:
                  a note in the original sum of $________ made by _________, to _______________, under date of ______________ (the "Note");

                  4.   that the Note is now owned and held by _______________;

                  5. that the copy of the Note attached hereto is a true and correct copy thereof;

                  6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

                  7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

                  8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C2 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.


                                    EXH. B-1

                                             KEYBANK NATIONAL ASSOCIATION



                                             By:
                                                ----------------------------
                                             Name:
                                             Title:


Sworn to before me this _____
day of __________, 2007







                                    EXH. B-2